                                                                    Exhibit 99.2

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Paracelsian, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Acting Principal Financial Officer, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 17, 2003

                                             By:  /s/ Thomas D. Livingston
                                                --------------------------------
                                                   Thomas D. Livingston
                                                   Acting Principal Financial
                                                   Officer